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                                                                    Exhibit 10.8

                            STOCK PURCHASE AGREEMENT

            STOCK PURCHASE AGREEMENT, dated as of November 17, 1998, by and between Bronson Conrad ("Seller"), 761395 Alberta, Ltd., a company incorporated under the laws of Alberta, having its head office at 1400, 350-7th Avenue, S.W., Calgary, in the Province of Alberta ("Alberta") and Worldwide Data, Inc., a Delaware Corporation with its principal place of business in Toronto, Canada ("Buyer").

                                  WITNESSETH:

            WHEREAS, Buyer, through its wholly-owned subsidiary, Worldwide Online Corp. ("Worldwide Canada"), is engaged in the business of providing Internet-based services;

            WHEREAS, the Seller is the owner of 100% of the issued and outstanding capital stock of Alberta, consisting of one (1) share of common stock, (the "Stock");

            WHEREAS, Alberta has as its sole asset an aircraft which has an appraised retail value of US$ 627,000;

            WHEREAS, the Buyer desires to buy and the Seller desires to sell the Stock upon the terms and subject to the conditions hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, Seller and Buyer agree as follows:

                                   ARTICLE 1
                       SALE OF SHARES AND PURCHASE PRICE

      1.1 Sale and Purchase of Stock. On the basis of the representations, warranties, covenants and agreements contained in this Agreement and subject to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.2 hereof), Seller shall sell, and Buyer shall purchase from Seller, the Stock for the consideration described and payable as set forth in
Section 1.3 hereof.

      1.2 Closing Date. The purchase and sale of the Stock (the "Closing") shall take place as of the date hereof (such date and time being hereinafter called the "Closing Date").

      1.3 Purchase Price. As consideration for the Stock and subject to the terms and provisions of this Agreement, the purchase price is US$627,000 (the "Purchase Price") to be paid as follows: Buyer shall deliver to Seller
US$240,000 in immediately available funds and a promissory note of Buyer in the principal amount of US$189,631.58 substantially in the form
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attached hereto as Exhibit A (the "Note") and assume the note payable to Textron
Financial (Canada) with a principal amount outstanding of a __________________ $300,000 (Canadian) (the "Textron Note").

      1.4 Additional Closing Date Deliveries and Actions.

            (a) As of the Closing Date, Seller hereby delivers to Buyer (w) the certificate representing the Stock, together with an executed stock power, (x) all evidences of consents, waivers or approvals obtained by Seller in respect of the consummation of the transactions contemplated by this Agreement, (y) all of the documents and instruments contemplated to be delivered by Seller to Buyer on the Closing Date pursuant to Article 5 hereof and (z) all such other documents or instruments as Buyer may reasonably request or as may otherwise be necessary to evidence and effect the transactions contemplated hereby.

            (b) As of the Closing Date, Buyer hereby (i) delivers, or executes and delivers, to Seller (x) US$ 240,000 in immediately available funds by wire transfer, (y) the Note and (z) all of the documents and instruments contemplated to be delivered by Buyer to Seller on the Closing Date pursuant to Article 6 hereof, and (ii) take all steps and actions as may be reasonably necessary to effectuate the transactions contemplated hereby.

      1.5 Consents, Waivers and Further Assurances. From time to time following the Closing, Seller shall execute and deliver, or cause to be executed and delivered, to Buyer such other instruments of assignment, conveyance and transfer as Buyer may reasonably request or as may be otherwise necessary to effect the transactions contemplated hereby.

                                   ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF SELLER

      All representations and warranties made by Seller in this Agreement are true and accurate as of the execution hereof. Seller represents and warrants to Buyer as follows:

      2.1 Ownership of the Stock. Seller is the sole owner, beneficially and of record, of all of the outstanding Stock of Alberta, free and clear of any pledge, lien, security interest, encumbrance, claim or equity of any kind other than those listed on Schedule 2.1 hereto. Upon delivery of the Stock to Buyer pursuant to this Agreement, Buyer will receive good and marketable title thereto, free and clear of any pledge, lien, security interest, encumbrance, claim or equity of any kind other than those listed on Schedule 2.1 hereto.

      2.2 Organization and Qualification. Alberta is a corporation duly organized, validly existing and in good standing under the laws of the Province of Alberta, and is duly qualified as a foreign corporation in all jurisdictions where the ownership of its property or conduct of its business require it to so qualify. Alberta has all requisite corporate power and authority to own or lease its properties and assets and to conduct its business as presently conducted.


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      2.3 Authority to Effect Transactions.

            (a) Seller has all requisite power and authority to execute, deliver and perform this Agreement and all of Seller's closing documents ("Seller's Closing Documents"). All necessary corporate action on the part of Seller has been or will be prior to the Closing Date duly taken to authorize the execution, delivery and performance by Seller of this Agreement and all of Seller's Closing Documents. This Agreement and each of Seller's Closing Documents has been duly authorized, executed and delivered by Seller and is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms except (x) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and (y) to the extent that such enforceability is subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (b) Except as set forth in Schedule 2.3(b) hereto, (i) no consent, authorization, approval, order, license, certificate, permit or act of or from, or declaration or filing with, any foreign, federal, state, local or other governmental authority or regulatory body or any court or other tribunal or any party to any contract, agreement, instrument, lease or License (as defined in Section 2.10) to which Seller or Alberta is a party or by which Seller or Alberta is bound or to which any of the assets of Alberta is subject, is required for the execution, delivery or performance by Seller of this Agreement or any of Seller's Closing Documents or the consummation of the transactions contemplated hereby or thereby and (ii) neither the execution, delivery or performance of this Agreement nor any of Seller's Closing Documents nor the consummation of the transactions contemplated hereby or thereby (v) conflicts with or will conflict with, or (with or without the giving of notice or the passage of time or both) results or will result in a breach of the terms, conditions or provisions of, (w) constitutes or will constitute a default under,
(x) results or will result in the creation of any Lien upon any of the assets of Alberta pursuant to, (y) constitutes or will constitute an event creating rights of acceleration, termination or cancellation, or loss of rights under, or (z) results or will result in a violation of, (A) Alberta's organizational documents and agreements, each as amended to date, (B) any law, statute, rule, regulation, order, award, judgment or decree to which Alberta, Seller or any of the assets of Alberta is subject or (C) any contract, agreement, instrument, lease or License to which Alberta or Seller is a party or by which it is bound.

      2.4 Capitalization. The Stock being purchased hereunder represents all of the authorized, issued and outstanding capital stock of Alberta. All shares of the Stock are validly issued, fully paid and non-assessable, with no personal liability attached to the ownership thereof. There are no agreements or understandings with respect to the voting of the Stock. There are no existing rights (including, without limitation, conversion rights), options, warrants, calls or similar commitments of any character granted or issued by Alberta relating to the Stock or any other security of Alberta, or whereby any person would have a right to acquire any security of Alberta and there are no shares of Stock held in the treasury of Alberta.

      2.5 Subsidiaries. Alberta has no subsidiaries.


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      2.6 Sole Shareholder. As of the Closing Date and prior to the sale of
Stock to Buyer, Seller will be the sole shareholder of Alberta.

      2.7 No other Assets or Liabilities.

            (a) Alberta has not, any time since its formation, held any other assets. Alberta has at all times since its formation existed solely as a holding company and has not engaged in any form of business or other operations.

            (b) Alberta is not subject to any liability (including, without limitation, unasserted claims, whether known or unknown, and liabilities for foreign, Federal, provisional or local income tax), whether absolute, contingent, accrued or otherwise. Alberta has no accounts payable or other accrued liabilities, other than the Textron Note.

      2.8 Contracts and Other Instruments;

            Except as expressly otherwise set forth on Schedule 2.8, there are no contracts, agreements, instruments and leases to which Alberta or Seller, on behalf or for the benefit of Alberta, is a party or by which either of them is bound or to which any of the assets of Alberta are subject (collectively, "Contracts")

      2.9 Employees. The Company has no employees and is not liable to pay any employment or other form of compensation to any Person.

      2.10 Compliance with Laws, Litigation. The assets of Alberta and their uses comply with, and Alberta with respect to its assets and business is in compliance with, all applicable material laws, regulations, rules, or ordinances of, and all applicable judgments, writs, decrees, injunctions and orders of, any foreign, Federal, provisional, local or other governments or court or governmental departments, commissions, bureaus, agencies or instrumentalities, including but not limited to, all healthcare and environmental laws, except where noncompliance would not have a material adverse effect on the continuing operation of Alberta. The Company is not, with respect to its assets, subject to any judgments, writs, decrees, injunctions or orders of any foreign, Federal, provisional or local government or court or governmental department, commission, bureau, agency or instrumentality. There is no suit, action, administrative proceeding, arbitration or other proceeding or governmental investigation involving Alberta or Seller pending or, to the best knowledge of Alberta and Seller, threatened against Alberta or Seller with respect to Alberta or the assets of Alberta nor, to the best knowledge of Seller or Alberta, is there any reasonable basis for any of the same, nor has there been any at any time during the last five years. There is no suit, action, administrative proceeding, arbitration or governmental investigation involving Alberta or Seller, pending or, to the best knowledge of Alberta and Seller, threatened, which questions the legality, validity or propriety of the transactions contemplated by this Agreement.


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                                   ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF BUYER

            As an inducement to Alberta and Seller to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer represents and warrants to Alberta and Seller and agrees as follows:

      3.1 Authority to Effect Transactions.

            (a) Buyer has all requisite power and authority to execute, deliver and perform this Agreement and Buyer's closing documents ("Buyer's Closing Documents"). This Agreement has been duly authorized, executed and delivered by Buyer and is the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms. Buyer's Closing Documents have been duly authorized by Buyer and, upon execution and delivery by Buyer as contemplated hereby, will be the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with its terms.

                                   ARTICLE 4
                                CONFIDENTIALITY

      4.1 Confidentiality. Except as otherwise agreed in writing by Buyer and Seller, no party to this Agreement shall directly or indirectly make or cause to be made any public announcement or disclosure, or issue any notice with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other parties hereto.

                                   ARTICLE 5
                                INDEMNIFICATION

      5.1 Indemnity by Seller. Without prejudice to any other rights and/or remedies that Buyer may have under the law or under specific provisions of this Agreement, Seller agrees to indemnify and hold harmless Buyer and their successors and assigns and its and their respective officers, directors, controlling Persons (if any), employees, attorneys, agents, Affiliates, partners and stockholders, in each case past, present, or as they may exist at any time after the date of this Agreement (including Buyer, the "Buyer Indemnitees") against and in respect of any and all, whether directly or indirectly:

            (a) claims, suits, actions, proceedings (formal and informal), investigations, judgments, deficiencies, damages, settlements, liabilities, losses, costs and legal and other expenses arising out of or based upon any breach of any representation, warranty, covenant or agreement of Seller or Alberta contained in this Agreement or in any other agreement executed and delivered by any Seller or Alberta hereunder or in connection herewith, and (ii) any legal proceedings involving Alberta and Seller; and


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            (b) claims, suits, actions and proceedings, including, but not limited to, professional liability claims of Persons not a party to this Agreement and related investigations, judgments, deficiencies, damages, settlements, liabilities, losses, costs and legal and other expenses arising therefrom and from events occurring on or prior to the Closing Date relating to Alberta.

      5.2 Defense of Claims. Any Buyer Indemnitee (the "Indemnified Party") seeking indemnification under this Agreement shall give to the party obligated to provide indemnification to such Indemnified Party (the "Indemnitor") a notice (a "Claim Notice") describing in reasonable detail the facts giving rise to any claim for indemnification hereunder promptly upon learning of the existence of such claim. Upon receipt by the Indemnitor of a Claim Notice from an Indemnified Party with respect to any claim of a third party, such Indemnitor may assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party and, in such event, shall agree to pay and otherwise discharge with the Indemnitor's own assets all judgments, deficiencies, damages, settlements, liabilities, losses, costs and legal and other expenses related thereto; and the Indemnified Party shall cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony and attend all such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. If the Indemnitor does not assume the defense thereof, the Indemnitor shall similarly cooperate with the Indemnified Party in such defense or prosecution. The Indemnified Party shall have the right to participate in the defense or prosecution of any lawsuit with respect to which the Indemnitor has assumed the defense and to employ its own counsel therein, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnitor shall not have promptly employed counsel reasonably satisfactory to such Indemnified Party to take charge of the defense of such action or (ii) such Indemnified Party shall have reasonably concluded that there exists a significant conflict of interest with respect to the conduct of such Indemnified Party's defense by the Indemnitor, in either of which events such fees and expenses shall be borne by the Indemnitor and the Indemnitor shall not have the right to direct the defense of any such action on behalf of the Indemnified Party. The Indemnitor shall have the right, in its sole discretion, to settle any claim solely for monetary damages for which indemnification has been sought and is available hereunder, provided that the Indemnitor shall not agree to the settlement of any claim which constitutes the subject of a Claim Notice which settlement in the reasonable opinion of the Indemnified Party would have an adverse continuing effect on the business of the Indemnified Party without the prior written consent of the Indemnified Party. The Indemnified Party shall give written notice to the Indemnitor of any proposed settlement of any suit, which settlement the Indemnitor may, if it shall have assumed the defense of the suit, reject in its reasonable judgment within 10 days of receipt of such notice. Notwithstanding the foregoing the Indemnified Party shall have the right to pay or settle any suit for which indemnification has been sought and is available hereunder, provided that, if the defense of such claim shall have been assumed by the Indemnitor, the Indemnified Party shall automatically be deemed to have waived any right to indemnification hereunder.


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                                   ARTICLE 6
                                 MISCELLANEOUS

      6.1 Expenses. Each party hereto shall pay its own expenses incident to the negotiation, preparation and consummation of this Agreement and all other agreements, instruments and documents executed and delivered by it hereunder or in connection herewith, including all fees and expenses of its or their respective counsel and accountants, whether or not the transactions contemplated hereby or thereby are consummated.

      6.2 Further Actions. At any time and from time to time after the Closing, each party hereto agrees, at its own expense (except as otherwise provided herein), to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

      6.3 Survival. The representations, warranties, covenants and agreements contained in or made pursuant to this Agreement shall survive the Closing.

      6.4 Entire Agreement, Modification. This Agreement (including the Schedules and Exhibits hereto) sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter and may be modified only by a written instrument duly executed by each party hereto.

      6.5 Notices. Any notice given pursuant to this Agreement to any party hereto shall be deemed to have been duly given when mailed by registered or certified mail, return receipt requested, or when hand delivered as follows:

       If to Seller:
       Bronson Conrad
       c/o Worldwide Online Corporation
       36 Toronto Street, Suite 250
       Toronto, Canada
       M5C 2C5

       If to Buyer:
       Worldwide Data, Inc.
       c/o Worldwide Online Corporation
       36 Toronto Street, Suite 250
       Toronto, Canada
       M5C 2C5

or at such other address as either such party shall from time to time designate by written notice, in the manner provided herein, to the other party hereto. All references to days in this Agreement shall be deemed to refer to calendar days, unless otherwise specified.


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      6.6 Waiver. Any waiver must be in writing, and any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

      6.7 Separability. If any provision of this Agreement is invalid, illegal or unenforceable, such provision shall be ineffective to the extent, but only to the extent of, such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement, unless such a construction would be unreasonable.

      6.8 Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction and interpretation of this Agreement.

      6.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      6.10 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York, without giving effect to its conflict of laws provisions.

      6.11 Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or invalidity hereof which cannot be resolved amicably by discussions between the parties shall be settled by arbitration in New York, New York, under the Rules of the American Arbitration Association ("AAA") and in accordance with the internal laws of the State of New York.


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      Incorporation by Reference. The Schedules and Exhibits attached hereto and the letters referred to herein as having been executed or delivered concurrently with the execution of this Agreement are an integral part of this Agreement and are incorporated herein by reference.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                        WORLDWIDE DATA, INC.

                                        By: /s/ Bronson Conrad
                                            ------------------------------------
                                            Name:
                                            Title:


                                        /s/ Bronson Conrad
                                        ----------------------------------------
                                        BRONSON CONRAD


                                        761395 ALBERTA, LTD.

                                        By: /s/ Bronson Conrad
                                            ------------------------------------
                                            Name:
                                            Title:


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                                  SCHEDULE 2.1


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                                SCHEDULE 2.3(B)

                                SELLER CONSENTS

                                     [NONE]


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                                                                       EXHIBIT A

                                  FORM OF NOTE


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